EXHIBIT 10.20(a)

FIRST AMENDMENT TO LETTER OF CREDIT REIMBURSEMENT AGREEMENT

This First Amendment to Letter of Credit Reimbursement Agreement, dated as of December 10, 2015 (this “Amendment”) amends the Letter of Credit Reimbursement Agreement, dated as of November 23, 2015 (the “Agreement”), among Renaissance Reinsurance Ltd. (the “Borrower”), various lenders party thereto, Bank of Montreal, as Documentation Agent, Citibank Europe plc, as Collateral Agent, and ING Bank N.V., London Branch, as Letter of Credit Agent.  Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Agreement.

It is acknowledged and agreed by the parties hereto that Citibank Europe plc reserves the right to issue any Letter of Credit through, and/or to have any Letter of Credit confirmed by, Citibank, N.A.  In such circumstances, Citibank Europe plc will be required to guarantee reimbursement to Citibank, N.A. of any payments which Citibank, N.A. may make under the Letter of Credit in question, and such guarantee (howsoever described) shall be treated mutatis mutandis as a Letter of Credit for all the purposes of the Agreement.  It is further agreed that the gross negligence or willful misconduct, if any, of Citibank, N.A. acting as such an issuer of a Letter of Credit or confirming bank shall be attributed to Citibank Europe plc for the purposes of Section 12.4 of the Agreement.

On and after the date hereof, as used in the Agreement, “hereinafter,” “hereto,” “hereof” and words of like import and all references in the Agreement, the other Credit Documents and the respective exhibits and schedules thereto shall, unless the context otherwise requires, be deemed to be references to the Agreement as amended hereby and as further amended from time to time.

Except as expressly amended hereby, the parties hereto agree that the Agreement is ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with its terms and that all provisions of this Amendment are the legally binding and enforceable agreements of the parties hereto and their permitted successors and assigns.

This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

The provisions of Sections 12.15 and 12.16 of the Agreement regarding, among other things, jurisdiction, service of process and waiver of trial by jury, shall apply to this Amendment as if the same were set out in full herein in this place.

This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of a counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

This Amendment shall become effective on the date when the Documentation Agent has received counterparts of this Amendment signed by the Borrower and each other party hereto.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

RENAISSANCE REINSURANCE LTD.

By: /s/ Jeffrey D. Kelly
Name: Jeffrey D. Kelly
Title: COO, CFO & EVP

BANK OF MONTREAL, as Documentation Agent

By: /s/ Joan Murphy
Name: Joan Murphy
Title: Director

BANK OF MONTREAL, LONDON BRANCH, as a Lender

By: /s/ Anthony Ebdon
Name: Anthony Ebdon
Title: MD

By: /s/ Lisa Rodriguez
Name: Lisa Rodriguez
Title: MD

CITIBANK EUROPE PLC., as Collateral Agent and a Lender

By: /s/ Niall Tuckey
Name: Niall Tuckey
Title: Director

ING BANK N.V., LONDON BRANCH., as Letter of Credit Agent and a Lender

By: /s/ I. Taylor
Name: I. Taylor
Title: Managing Director

By: /s/ Richard Kirby
Name: Richard Kirby
Title: Managing Director